SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 1998


                                 Medtronic, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         1-7707                                               41-0793183
(Commission File Number)                                    (IRS Employer
                                                          Identification No.)


                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 574-4000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         On June 29, 1998, the Registrant issued a press release announcing the signing of an agreement to acquire Physio-Control International Corporation. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.           Financial statements and Exhibits

         Exhibit 99. Press release dated June 29, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEDTRONIC, INC.



                                             By /s/ Ronald E. Lund
Date July 7, 1998                            Its Senior Vice President, General
                                                  Counsel and Secretary

                                  EXHIBIT INDEX

                                 Medtronic, Inc.
                             Form 8-K Current Report
                               Dated June 29, 1998




Exhibit Number             Description

     99                    Press release dated June 29, 1998